UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Small Cap Core Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

27 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.58%, 2.44% and 2.35% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-36.04%	-40.44%	-21.06%	-9.04%	-.01%
Class B	-36.28%	-40.84%	-21.62%	-9.73%	-.81%
Class C	-36.28%	-40.94%	-21.65%	-9.72%	-.79%
Russell 2000® Index+	-37.17%	-37.50%	-16.80%	-5.24%	1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/09	$ 9.42	$ 8.61	$ 8.63
9/30/08	$ 14.75	$ 13.52	$ 13.55
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .01	$ —	$ —
Capital Gain Distributions	$ .004	$ .004	$ .004
Class A Lipper Rankings — Small-Cap Core Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	554	of	758	73
3-Year	540	of	606	89
5-Year	448	of	482	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,614	$4,636	$5,867	$9,413
	Average annual total return	-43.86%	-22.60%	-10.11%	-.60%
Class B	Growth of $10,000	$5,739	$4,742	$5,958	$9,222
	Average annual total return	-42.61%	-22.02%	-9.84%	-.81%
Class C	Growth of $10,000	$5,906	$4,811	$5,996	$9,236
	Average annual total return	-40.94%	-21.65%	-9.72%	-.79%
Russell 2000 Index+	Growth of $10,000	$6,250	$5,758	$7,639	$12,112
	Average annual total return	-37.50%	-16.80%	-5.24%	1.93%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 1.21% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/09
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-36.12%	-40.39%	-20.83%	-8.77%	.27%
Russell 2000 Index+	-37.17%	-37.50%	-16.80%	-5.24%	1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 9.66
9/30/08	$ 15.20
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .05
Capital Gain Distributions	$ .004
Class S Lipper Rankings — Small-Cap Core Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	547	of	758	73
3-Year	536	of	606	89
5-Year	441	of	482	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class S [] Russell 2000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$5,961	$4,962	$6,319	$10,275
	Average annual total return	-40.39%	-20.83%	-8.77%	.27%
Russell 2000 Index+	Growth of $10,000	$6,250	$5,758	$7,639	$12,112
	Average annual total return	-37.50%	-16.80%	-5.24%	1.93%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 639.60	$ 637.20	$ 637.20	$ 638.80
Expenses Paid per $1,000*	$ 6.21	$ 9.22	$ 9.27	$ 6.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,017.35	$ 1,013.66	$ 1,013.61	$ 1,016.95
Expenses Paid per $1,000*	$ 7.64	$ 11.35	$ 11.40	$ 8.05
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.52%	2.26%	2.27%	1.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Small Cap Core Fund's performance, management strategy and the market environment during the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the economic and market environment over the last six months?

A: In the last annual report for this fund, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the US but throughout the world. In December 2008, the National Bureau of Economic Research officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the economy and markets remained weak into early 2009, the condition of credit markets has improved. Bonds began to recover in the first quarter of 2009, and the US equity market rallied impressively in March.

Despite the strength in March, essentially all equity indices posted sharply negative returns for the six months ended March 31, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -31.12% for the period.1 Large-cap stocks performed better than small-cap stocks: the small-cap Russell 2000® Index posted a return of -37.17% for the six months ended March 31, 2009, while the large-cap Russell 1000® Index returned -30.59%.2 All of the 10 industry sectors within the Russell 2000 Index posted negative returns for this period. The weakest sector was energy, down more than 50%; the strongest was utilities, down approximately 18%.

Q: How did the fund perform during this period?

A: The DWS Small Cap Core Fund (Class A shares) produced a total return of -36.04% for the six months ended March 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

The fund's return was above that of its benchmark, the Russell 2000 Index, which returned -37.17% for the period, but below that of its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of -35.27%.3

Q: How is this fund managed?

A: The fund seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of December 31, 2008, the Russell 2000 Index had a median market capitalization of $319 million). While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US  government securities. The fund may also invest in other types of equity securities, such as preferred stocks or convertible securities.

A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. We believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis we can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. We also incorporate technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. Using all this information and analysis, we build a diversified portfolio of attractively rated companies. We will normally sell a stock when we believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

Q: What decisions had the greatest effect on the fund's performance during this period?

A: The fund's performance relative to its benchmark benefited from an underweight and stock selection in the financials sector.4 Other positives were stock selection in the information technology and consumer discretionary sectors. The major negatives were stock selection in the industrials and consumer staples sectors.

In the financials sector, several of the fund's positions, including Knight Capital Group, Inc., which provides execution services to capital markets, and First American Corp.*, which provides business information and related services to financial institutions, performed much better than the industry group. Performance also benefited from not owning some of the worst-performing stocks in this sector.

Other positions with positive returns in this very difficult market included Synopsys, Inc., which provides software for semiconductor design and manufacturing; Compass Minerals International, Inc., a producer of salt and other minerals; and Watson Pharmaceuticals, Inc.*, a producer of generic pharmaceutical products.

In the economically sensitive industrials sector, performance was hurt by a number of positions including Ryder System, Inc.*, which provides transportation and supply chain management services; EMCOR Group, Inc., an electrical and mechanical construction and facilities services company; Lincoln Electric Holdings, Inc., which manufactures welding and cutting products; and Wabtec Corp., a provider of technology-based equipment and services for the global rail industry.

Positions in the consumer discretionary sector that detracted from performance included electronics retailer RadioShack Corporation* and Polaris Industries, Inc., a manufacturer of off-road vehicles.

Other negatives were positions in NCR Corporation*, which manufactures automatic teller machines, point-of-sale systems and other business machinery; and Overseas Shipholding Group, Inc.*, an ocean shipper of crude oil and petroleum products.

Q: What other comments do you have for shareholders?

A: Although the current economic and market environments are very challenging, we believe there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamentals. We will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Small-Cap Core Funds category is a group of mutual funds that invest primarily in small-cap stocks. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Common Stocks	94%	97%
Cash Equivalents	5%	3%
Government & Agency Obligations	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/09	9/30/08

Information Technology	21%	17%
Financials	19%	16%
Industrials	14%	18%
Consumer Discretionary	14%	12%
Health Care	12%	18%
Energy	7%	10%
Materials	6%	4%
Consumer Staples	4%	4%
Utilities	2%	—
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (6.5% of Net Assets)
1. Royal Gold, Inc. United States-based precious metals royalty company	0.8%
2. Sanderson Farms, Inc. Produces, processes, markets, and distributes fresh and frozen chicken products	0.8%
3. Lufkin Industries, Inc. Manufacturer of oil field pumping units and power transmission products	0.7%
4. DG Fastchannel, Inc. Operates a nationwide network that links advertisers and advertising agencies	0.6%
5. Standard Microsystems Corp. Provider of input/output integrated circuits	0.6%
6. Black Box Corp. Manufacturer of networking products	0.6%
7. White Mountains Insurance Group Ltd. Provides property and casualty insurance	0.6%
8. eHealth, Inc. Sells health insurance over the internet	0.6%
9. Platinum Underwriters Holdings Ltd. Provides property and casualty reinsurance, property and liability insurance	0.6%
10. Endurance Specialty Holdings Ltd. Is the holding company for Endurance Specialty Insurance Ltd., which provides property insurance and reinsurance	0.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 93.9%
Consumer Discretionary 13.0%
Auto Components 0.6%
Autoliv, Inc.	11,300	209,841
Fuel Systems Solutions, Inc.* (a)	5,600	75,488
		285,329
Diversified Consumer Services 0.9%
Grand Canyon Education, Inc.* (a)	5,900	101,834
Pre-Paid Legal Services, Inc.*	5,100	148,053
Steiner Leisure Ltd.*	7,600	185,516
		435,403
Hotels Restaurants & Leisure 2.9%
BJ's Restaurants, Inc.*	9,800	136,318
CEC Entertainment, Inc.*	11,300	292,444
Cracker Barrel Old Country Store, Inc. (a)	4,500	128,880
International Speedway Corp. "A"	7,600	167,656
Jack in the Box, Inc.*	7,600	177,004
P.F. Chang's China Bistro, Inc.*	6,300	144,144
Papa John's International, Inc.*	5,400	123,498
Speedway Motorsports, Inc.	12,100	143,022
WMS Industries, Inc.* (a)	8,900	186,099
		1,499,065
Household Durables 1.3%
Harman International Industries, Inc.	8,700	117,711
Ryland Group, Inc.	11,200	186,592
Snap-on, Inc.	6,200	155,620
Tupperware Brands Corp.	10,500	178,395
		638,318
Internet & Catalog Retail 0.6%
NutriSystem, Inc. (a)	9,200	131,284
PetMed Express, Inc.* (a)	10,100	166,448
		297,732
Leisure Equipment & Products 1.1%
JAKKS Pacific, Inc.*	22,600	279,110
Polaris Industries, Inc. (a)	12,900	276,576
		555,686
Media 1.0%
Ascent Media Corp. "A"*	8,000	200,000
Liberty Global, Inc. "A"*	9,800	142,688
Meredith Corp.	9,500	158,080
		500,768
Specialty Retail 3.3%
Aeropostale, Inc.*	5,400	143,424
Cato Corp. "A"	8,900	162,692
Children's Place Retail Stores, Inc.*	4,900	107,261
Guess?, Inc.	10,000	210,800
hhgregg, Inc.*	6,700	94,805
Hibbett Sports, Inc.* (a)	8,000	153,760
Jo-Ann Stores, Inc.*	16,500	269,610
Rent-A-Center, Inc.*	6,300	122,031
Systemax, Inc.*	9,500	122,740
The Buckle, Inc.	4,400	140,492
The Men's Wearhouse, Inc.	10,300	155,942
		1,683,557
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp.*	1,700	90,168
Phillips-Van Heusen Corp.	9,100	206,388
UniFirst Corp.	5,700	158,688
Wolverine World Wide, Inc.	14,900	232,142
		687,386
Consumer Staples 3.9%
Food & Staples Retailing 1.2%
Nash Finch Co.	4,500	126,405
Pantry, Inc.*	10,800	190,188
Spartan Stores, Inc.	8,900	137,149
United Natural Foods, Inc.*	7,700	146,069
		599,811
Food Products 2.1%
Cal-Maine Foods, Inc.	5,100	114,189
Corn Products International, Inc.	6,000	127,200
Diamond Foods, Inc.	8,600	240,198
Fresh Del Monte Produce, Inc.*	11,900	195,398
Sanderson Farms, Inc.	10,300	386,765
		1,063,750
Personal Products 0.4%
Herbalife Ltd.	14,400	215,712
Tobacco 0.2%
Universal Corp.	3,900	116,688
Energy 6.7%
Energy Equipment & Services 2.7%
Dresser-Rand Group, Inc.*	8,200	181,220
Exterran Holdings, Inc.*	11,900	190,638
Hornbeck Offshore Services, Inc.*	10,500	160,020
Lufkin Industries, Inc.	8,900	337,132
NATCO Group, Inc. "A"*	5,900	111,687
Oil States International, Inc.*	11,100	148,962
Tidewater, Inc.	5,900	219,067
		1,348,726
Oil, Gas & Consumable Fuels 4.0%
Alon USA Energy, Inc.	7,900	108,230
Arch Coal, Inc.	7,600	101,612
Concho Resources, Inc.*	5,100	130,509
Contango Oil & Gas Co.*	2,900	113,680
Forest Oil Corp.*	8,600	113,090
Goodrich Petroleum Corp.* (a)	7,100	137,456
Holly Corp.	6,500	137,800
Massey Energy Co.	8,800	89,056
Penn Virginia Corp.	10,900	119,682
Southern Union Co.	10,300	156,766
St. Mary Land & Exploration Co. (a)	9,900	130,977
Teekay Corp.	12,200	173,606
Tesoro Corp.	5,700	76,779
Western Refining, Inc.	12,800	152,832
Whiting Petroleum Corp.*	5,800	149,930
World Fuel Services Corp.	4,600	145,498
		2,037,503
Financials 18.2%
Capital Markets 3.0%
Investment Technology Group, Inc.*	5,200	132,704
Knight Capital Group, Inc. "A"*	14,100	207,834
Lazard Ltd. "A"	6,500	191,100
Legg Mason, Inc.	15,200	241,680
Piper Jaffray Companies, Inc.*	7,000	180,530
Raymond James Financial, Inc. (a)	6,800	133,960
Stifel Financial Corp.*	2,900	125,599
SWS Group, Inc.	10,500	163,065
Waddell & Reed Financial, Inc. "A"	9,100	164,437
		1,540,909
Commercial Banks 4.5%
Bank of Hawaii Corp.	6,300	207,774
Bank of the Ozarks, Inc.	7,700	177,716
Community Bank System, Inc. (a)	12,900	216,075
FirstMerit Corp.	9,500	172,900
PacWest Bancorp.	12,900	184,857
Pinnacle Financial Partners, Inc.*	5,700	135,147
PrivateBancorp., Inc. (a)	8,700	125,802
Republic Bancorp., Inc. "A"	4,600	85,882
S&T Bancorp., Inc. (a)	7,600	161,196
Simmons First National Corp. "A"	4,200	105,798
SVB Financial Group*	9,900	198,099
TowneBank (a)	8,700	142,071
Trustmark Corp.	10,000	183,800
United Bankshares, Inc.	9,400	162,056
		2,259,173
Consumer Finance 0.8%
Cash America International, Inc.	11,300	176,958
EZCORP, Inc. "A"*	11,800	136,526
First Cash Financial Services, Inc.*	7,800	116,376
		429,860
Diversified Financial Services 0.3%
PICO Holdings, Inc.*	4,400	132,308
Insurance 6.1%
Allied World Assurance Co. Holdings Ltd.	4,200	159,726
American Financial Group, Inc.	12,800	205,440
American Physicians Capital, Inc.	4,200	171,864
Argo Group International Holdings Ltd.*	6,800	204,884
Aspen Insurance Holdings Ltd.	7,900	177,434
Axis Capital Holdings Ltd.	9,000	202,860
CNA Surety Corp.*	7,800	143,832
Delphi Financial Group, Inc. "A"	8,900	119,794
eHealth, Inc.*	18,800	300,988
Endurance Specialty Holdings Ltd.	11,800	294,292
IPC Holdings Ltd.	9,500	256,880
Platinum Underwriters Holdings Ltd.	10,500	297,780
StanCorp Financial Group, Inc.	5,700	129,846
Tower Group, Inc.	4,800	118,224
White Mountains Insurance Group Ltd.	1,800	309,438
		3,093,282
Real Estate Investment Trusts 3.5%
BRE Properties, Inc. (REIT)	6,700	131,521
Entertainment Properties Trust (REIT)	12,100	190,696
Home Properties, Inc. (REIT) (a)	5,000	153,250
Hospitality Properties Trust (REIT)	12,000	144,000
LTC Properties, Inc. (REIT)	10,300	180,662
Post Properties, Inc. (REIT)	14,400	146,016
PS Business Parks, Inc. (REIT)	7,800	287,430
Redwood Trust, Inc. (REIT) (a)	13,200	202,620
SL Green Realty Corp. (REIT)	18,300	197,640
Sovran Self Storage, Inc. (REIT)	7,500	150,600
		1,784,435
Health Care 11.2%
Biotechnology 2.4%
BioMarin Pharmaceutical, Inc.*	11,700	144,495
Cubist Pharmaceuticals, Inc.*	12,900	211,044
Emergent Biosolutions, Inc.*	7,400	99,974
InterMune, Inc.*	7,300	120,012
Isis Pharmaceuticals, Inc.*	8,500	127,585
Martek Biosciences Corp.* (a)	13,500	246,375
OSI Pharmaceuticals, Inc.*	3,800	145,388
Theravance, Inc.* (a)	6,000	102,000
		1,196,873
Health Care Equipment & Supplies 3.9%
Abaxis, Inc.*	6,000	103,440
Conceptus, Inc.*	9,800	115,150
CONMED Corp.*	9,000	129,690
Cyberonics, Inc.*	15,800	209,666
Invacare Corp.	13,100	209,993
Inverness Medical Innovations, Inc.*	5,300	141,139
Kinetic Concepts, Inc.*	7,000	147,840
Merit Medical Systems, Inc.*	15,500	189,255
STERIS Corp.	10,300	239,784
SurModics, Inc.*	6,300	114,975
The Cooper Companies, Inc.	8,300	219,452
Wright Medical Group, Inc.*	10,800	140,724
		1,961,108
Health Care Providers & Services 2.8%
AmSurg Corp.*	7,900	125,215
Bio-Reference Laboratories, Inc.*	4,100	85,731
Centene Corp.*	11,500	207,230
Ensign Group, Inc.	6,400	98,944
Gentiva Health Services, Inc.*	6,900	104,880
Hanger Orthopedic Group, Inc.*	8,800	116,600
Kindred Healthcare, Inc.*	11,700	174,915
LHC Group, Inc.* (a)	6,000	133,680
MWI Veterinary Supply, Inc.*	4,300	122,464
PharMerica Corp.*	9,600	159,744
Psychiatric Solutions, Inc.*	5,900	92,807
		1,422,210
Health Care Technology 0.1%
athenahealth, Inc.*	3,000	72,330
Life Sciences Tools & Services 0.6%
PerkinElmer, Inc.	14,000	178,780
Varian, Inc.*	6,200	147,188
		325,968
Pharmaceuticals 1.4%
Endo Pharmaceuticals Holdings, Inc.*	8,100	143,208
Medicis Pharmaceutical Corp. "A"	8,500	105,145
Optimer Pharmaceuticals, Inc.*	7,600	100,244
Sepracor, Inc.*	8,700	127,542
Valeant Pharmaceuticals International* (a)	7,100	126,309
XenoPort, Inc.*	4,400	85,184
		687,632
Industrials 13.4%
Aerospace & Defense 1.1%
AAR Corp.*	11,200	140,448
Axsys Technologies, Inc.*	3,600	151,344
Ceradyne, Inc.*	4,800	87,024
Moog, Inc. "A"*	5,400	123,498
Orbital Sciences Corp.*	5,200	61,828
		564,142
Air Freight & Logistics 0.3%
UTI Worldwide, Inc.	14,300	170,885
Building Products 0.2%
Ameron International Corp.	2,300	121,118
Commercial Services & Supplies 1.7%
G & K Services, Inc. "A"	6,900	130,479
GeoEye, Inc.*	7,500	148,125
The Brink's Co.	8,200	216,972
The Geo Group, Inc.*	10,700	141,775
United Stationers, Inc.*	8,800	247,104
		884,455
Construction & Engineering 1.5%
EMCOR Group, Inc.*	11,400	195,738
Insituform Technologies, Inc. "A"*	8,700	136,068
Layne Christensen Co.*	4,800	77,136
MasTec, Inc.* (a)	17,000	205,530
Michael Baker Corp.*	5,200	135,200
		749,672
Electrical Equipment 0.8%
Acuity Brands, Inc.	4,900	110,446
Encore Wire Corp.	8,100	173,583
II-VI, Inc.*	7,700	132,286
		416,315
Industrial Conglomerates 0.9%
McDermott International, Inc.*	8,800	117,832
Raven Industries, Inc.	10,200	211,956
Tredegar Corp.	8,400	137,172
		466,960
Machinery 3.4%
AGCO Corp.*	6,800	133,280
Briggs & Stratton Corp.	9,300	153,450
CIRCOR International, Inc.	8,500	191,420
Crane Co.	10,000	168,800
EnPro Industries, Inc.*	12,000	205,200
Lincoln Electric Holdings, Inc.	4,000	126,760
Lindsay Corp.	3,600	97,200
Middleby Corp.*	4,100	132,963
Nordson Corp.	4,200	119,406
RBC Bearings, Inc.*	9,800	149,744
Wabtec Corp.	4,100	108,158
Watts Water Technologies, Inc. "A"	5,800	113,448
		1,699,829
Marine 0.2%
Genco Shipping & Trading Ltd.	5,900	72,806
Professional Services 1.6%
Corporate Executive Board Co.	9,100	131,950
CoStar Group, Inc.*	5,000	151,250
Exponent, Inc.*	8,100	205,173
ICF International, Inc.*	8,300	190,651
Navigant Consulting, Inc.*	8,700	113,709
		792,733
Road & Rail 1.1%
Arkansas Best Corp.	5,800	110,316
Con-way, Inc.	9,900	177,507
Genesee & Wyoming, Inc. "A"*	7,300	155,125
Marten Transport Ltd.*	6,500	121,420
		564,368
Trading Companies & Distributors 0.6%
Beacon Roofing Supply, Inc.*	12,400	166,036
GATX Corp.	7,700	155,771
		321,807
Information Technology 19.6%
Communications Equipment 3.8%
Avocent Corp.*	16,200	196,668
Black Box Corp.	13,500	318,735
DG Fastchannel, Inc.*	17,600	330,352
EchoStar Corp. "A"*	6,400	94,912
EMS Technologies, Inc.*	6,700	116,982
InterDigital, Inc.*	6,700	172,994
Neutral Tandem, Inc.*	8,100	199,341
Riverbed Technology, Inc.*	11,200	146,496
Starent Networks Corp.*	6,400	101,184
Tekelec*	9,900	130,977
ViaSat, Inc.*	5,600	116,592
		1,925,233
Computers & Peripherals 0.8%
Data Domain, Inc.* (a)	9,500	119,415
Lexmark International, Inc. "A"*	8,500	143,395
Synaptics, Inc.* (a)	5,900	157,884
		420,694
Electronic Equipment, Instruments & Components 3.9%
Anixter International, Inc.*	5,900	186,912
Coherent, Inc.*	10,600	182,850
Ingram Micro, Inc. "A"*	17,400	219,936
MTS Systems Corp.	10,000	227,500
Multi-Fineline Electronix, Inc.*	9,900	166,716
Park Electrochemical Corp.	8,200	141,696
Plexus Corp.*	12,100	167,222
Rofin-Sinar Technologies, Inc.*	5,900	95,108
ScanSource, Inc.* (a)	12,900	239,682
SYNNEX Corp.*	8,000	157,360
Tech Data Corp.*	9,900	215,622
		2,000,604
Internet Software & Services 2.3%
Bankrate, Inc.* (a)	3,900	97,305
Digital River, Inc.*	3,500	104,370
Equinix, Inc.*	3,100	174,065
IAC/InterActiveCorp.*	9,500	144,685
j2 Global Communications, Inc.*	8,000	175,120
MercadoLibre, Inc.* (a)	5,800	107,590
Omniture, Inc.*	7,000	92,330
Sohu.com, Inc.*	2,300	95,013
VistaPrint Ltd.*	7,000	192,430
		1,182,908
IT Services 1.5%
Alliance Data Systems Corp.* (a)	4,400	162,580
CSG Systems International, Inc.*	9,400	134,232
DST Systems, Inc.*	5,000	173,100
Syntel, Inc.	7,000	144,060
Wright Express Corp.*	8,200	149,404
		763,376
Semiconductors & Semiconductor Equipment 3.3%
ATMI, Inc.*	12,500	192,875
Cabot Microelectronics Corp.*	7,800	187,434
Cree, Inc.*	7,300	171,769
FEI Co.*	13,600	209,848
MKS Instruments, Inc.*	11,100	162,837
Netlogic Microsystems, Inc.* (a)	4,200	115,416
Semtech Corp.*	12,100	161,535
Standard Microsystems Corp.*	17,700	329,220
Tessera Technologies, Inc.*	10,600	141,722
		1,672,656
Software 4.0%
Autodesk, Inc.*	7,400	124,394
Commvault Systems, Inc.*	8,900	97,633
Concur Technologies, Inc.* (a)	5,400	103,626
Fair Isaac Corp.	12,100	170,247
Manhattan Associates, Inc.*	9,900	171,468
MicroStrategy, Inc. "A"*	6,600	225,654
Net 1 UEPS Technologies, Inc.*	7,900	120,159
NetScout Systems, Inc.*	10,100	72,316
Progress Software Corp.*	8,500	147,560
Solera Holdings, Inc.*	7,100	175,938
SPSS, Inc.*	5,700	162,051
Sybase, Inc.*	6,800	205,972
Synopsys, Inc.*	7,300	151,329
VMware, Inc. "A"*	3,600	85,032
		2,013,379
Materials 5.6%
Chemicals 3.2%
A. Schulman, Inc.	16,000	216,800
Airgas, Inc.	4,500	152,145
American Vanguard Corp.	7,000	90,300
Arch Chemicals, Inc.	8,200	155,472
Balchem Corp.	5,800	145,754
H.B. Fuller Co.	9,400	122,200
Minerals Technologies, Inc.	6,400	205,120
NewMarket Corp.	3,900	172,770
Olin Corp.	15,300	218,331
OM Group, Inc.*	8,700	168,084
		1,646,976
Containers & Packaging 0.6%
Packaging Corp. of America	10,300	134,106
Rock-Tenn Co. "A"	5,300	143,365
		277,471
Metals & Mining 1.8%
Carpenter Technology Corp.	8,000	112,960
Cliffs Natural Resources, Inc.	5,500	99,880
Compass Minerals International, Inc.	1,800	101,466
Royal Gold, Inc. (a)	8,500	397,460
Schnitzer Steel Industries, Inc. "A"	3,100	97,309
United States Steel Corp. (a)	4,400	92,972
		902,047
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
NTELOS Holdings Corp.	7,200	130,608
Wireless Telecommunication Services 0.2%
Syniverse Holdings, Inc.*	6,500	102,440
Utilities 1.9%
Electric Utilities 0.4%
Hawaiian Electric Industries, Inc.	13,200	181,368
Independent Power Producers & Energy Traders 0.4%
Mirant Corp.*	20,000	228,000
Multi-Utilities 1.1%
Avista Corp.	9,500	130,910
CMS Energy Corp.	16,100	190,624
NorthWestern Corp.	10,600	227,687
		549,221
Total Common Stocks (Cost $42,579,794)		47,693,593
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.9%
US Treasury Obligations
US Treasury Bills:
0.29%**, 6/18/2009 (b)	330,000	329,886
0.26%**, 6/11/2009 (b)	139,000	138,950
Total Government & Agency Obligations (Cost $468,722)		468,836
	Shares	Value ($)

Securities Lending Collateral 7.1%
Daily Assets Fund Institutional, 0.78% (c) (d) (Cost $3,581,525)	3,581,525	3,581,525

Cash Equivalents 5.2%
Cash Management QP Trust, 0.53% (c) (Cost $2,643,953)	2,643,953	2,643,953
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $49,273,994)+	107.1	54,387,907
Other Assets and Liabilities, Net	(7.1)	(3,616,430)
Net Assets	100.0	50,771,477
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $49,680,705. At March 31, 2009, net unrealized appreciation for all securities based on tax cost was $4,707,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,892,517 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,185,315.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009, amounted to $3,581,276, which is 7.1% of net assets.
(b) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell E-Mini 2000 Index	6/19/2009	72	2,819,329	3,033,360	214,031

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 51,275,118	$ 214,031
Level 2	3,112,789	—
Level 3	—	—
Total	$ 54,387,907	$ 214,031
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $43,048,516) — including $3,581,276 of securities loaned	$ 48,162,429
Investment in Daily Assets Fund Institutional (cost $3,581,525)*	3,581,525
Investment in Cash Management QP Trust (cost $2,643,953)	2,643,953
Total investments, at value (cost $49,273,994)	54,387,907
Deposits with broker for open futures contracts	67
Dividends receivable	59,416
Receivable for variation margin on open futures contracts	46,800
Receivable for Fund shares sold	20,454
Interest receivable	8,151
Due from Advisor	2,355
Other assets	28,382
Total assets	54,553,532
Liabilities
Payable upon return of securities loaned	3,581,525
Payable for Fund shares redeemed	44,900
Accrued management fee	26,727
Other accrued expenses and payables	128,903
Total liabilities	3,782,055
Net assets, at value	$ 50,771,477
Net Assets Consist of
Undistributed net investment income	27,738
Net unrealized appreciation (depreciation) on: Investments	5,113,913
Futures	214,031
Accumulated net realized gain (loss)	(62,581,224)
Paid-in capital	107,997,019
Net assets, at value	$ 50,771,477
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,844,859 ÷ 408,192 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.42
Maximum offering price per share (100 ÷ 94.25 of $9.42)	$ 9.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($994,853 ÷ 115,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.61

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($513,362 ÷ 59,490 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.63
Class S Net Asset Value, offering and redemption price(a) per share ($45,418,403 ÷ 4,701,871 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.66
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 427,881
Interest — Cash Management QP Trust	26,965
Interest	223
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	40,908
Total Income	495,977
Expenses: Management fee	179,796
Administration fee	27,037
Services to shareholders	108,580
Distribution and service fees	13,270
Reports to shareholders	25,189
Registration fees	24,646
Custodian fee	10,676
Trustees' fees and expenses	3,910
Legal fees	21,292
Audit and tax fees	29,190
Other	7,696
Total expenses before expense reductions	451,282
Expense reductions	(14,992)
Total expenses after expense reductions	436,290
Net investment income (loss)	59,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(47,350,216)
Futures	(195,397)
(47,545,613)
Change in net unrealized appreciation (depreciation) on: Investments	18,002,641
Futures	214,031
18,216,672
Net gain (loss)	(29,328,941)
Net increase (decrease) in net assets resulting from operations	$ (29,269,254)
Statement of Changes in Net Assets
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income (loss)	$ 59,687	$ 201,642
Net realized gain (loss)	(47,545,613)	(14,717,257)
Change in net realized appreciation (depreciation)	18,216,672	(9,975,377)
Net increase (decrease) in net assets resulting from operations	(29,269,254)	(24,490,992)
Distributions to shareholders from: Net investment income: Class A	(4,084)	—
Class S	(226,722)	(317,743)
Net realized gains: Class A	(1,777)	(1,244,734)
Class B	(608)	(382,445)
Class C	(287)	(182,505)
Class S	(21,966)	(15,169,759)
Total distributions	(255,444)	(17,297,186)
Fund share transactions: Proceeds from shares sold	7,308,945	10,199,606
Reinvestment of distributions	244,487	16,651,892
Cost of shares redeemed	(9,737,621)	(43,171,303)
Redemption fees	620	254
Net increase (decrease) in net assets from Fund share transactions	(2,183,569)	(16,319,551)
Increase (decrease) in net assets	(31,708,267)	(58,107,729)
Net assets at beginning of period	82,479,744	140,587,473
Net assets at end of year (including undistributed net investment income of $27,738 and $198,857, respectively)	$ 50,771,477	$ 82,479,744

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.75	$ 21.77	$ 23.27	$ 25.70	$ 24.87	$ 21.43
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.02)	(.02)	(.08)[e]	(.16)	(.15)
Net realized and unrealized gain (loss)	(5.34)	(4.09)	1.19	1.05	4.10	4.29
Total from investment operations	(5.32)	(4.11)	1.17	.97	3.94	4.14
Less distributions from: Net investment income	(.01)	—	—	—	—	—
Net realized gains	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Total distributions	(.01)	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.42	$ 14.75	$ 21.77	$ 23.27	$ 25.70	$ 24.87
Total Return (%)[c]	(36.04)d**	(21.02)	4.45	4.41[e]	16.45	19.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	10	12	12	13
Ratio of expenses before expense reductions (%)	2.01*	1.58	1.48	1.57	1.50	1.50
Ratio of expenses after expense reductions (%)	1.52*	1.58	1.48	1.57	1.50	1.50
Ratio of net investment income (loss) (%)	.31*	(.13)	(.12)	(.37)[e]	(.63)	(.62)
Portfolio turnover rate (%)	295**	304	202	205	198	186
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.52	$ 20.32	$ 22.04	$ 24.70	$ 24.20	$ 21.03
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.13)	(.17)	(.25)[e]	(.36)	(.33)
Net realized and unrealized gain (loss)	(4.90)	(3.76)	1.12	.99	3.97	4.20
Total from investment operations	(4.91)	(3.89)	.95	.74	3.61	3.87
Less distributions from: Net realized gains	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.61	$ 13.52	$ 20.32	$ 22.04	$ 24.70	$ 24.20
Total Return (%)[c,d]	(36.28)**	(21.49)	3.62	3.58[e]	15.50	18.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3	3	3
Ratio of expenses before expense reductions (%)	2.92*	2.44	2.38	2.39	2.38	2.32
Ratio of expenses after expense reductions (%)	2.26*	2.25	2.25	2.38	2.35	2.31
Ratio of net investment income (loss) (%)	(.43)*	(.80)	(.89)	(1.18)[e]	(1.48)	(1.43)
Portfolio turnover rate (%)	295**	304	202	205	198	186
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 20.39	$ 22.10	$ 24.74	$ 24.21	$ 21.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.13)	(.17)	(.22)[e]	(.35)	(.33)
Net realized and unrealized gain (loss)	(4.91)	(3.80)	1.13	.98	3.99	4.20
Total from investment operations	(4.92)	(3.93)	.96	.76	3.64	3.87
Less distributions from: Net realized gains	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.63	$ 13.55	$ 20.39	$ 22.10	$ 24.74	$ 24.21
Total Return (%)[c]	(36.28)d**	(21.64)[d]	3.66	3.70[e]	15.54	18.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	2	1
Ratio of expenses before expense reductions (%)	2.85*	2.35	2.23	2.27	2.30	2.28
Ratio of expenses after expense reductions (%)	2.27*	2.35	2.23	2.27	2.30	2.28
Ratio of net investment income (loss) (%)	(.44)*	(.90)	(.87)	(1.07)[e]	(1.43)	(1.40)
Portfolio turnover rate (%)	295**	304	202	205	198	186
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 22.31	$23.71	$ 26.04	$ 25.10	$ 21.56
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.04	.06	.01[d]	(.07)	(.08)
Net realized and unrealized gain (loss)	(5.50)	(4.18)	1.21	1.06	4.12	4.32
Total from investment operations	(5.49)	(4.14)	1.27	1.07	4.05	4.24
Less distributions from: Net investment income	(.05)	(.06)	—	—	—	—
Net realized gains	.00***	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Total distributions	(.05)	(2.97)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.66	$ 15.20	$ 22.31	$ 23.71	$ 26.04	$ 25.10
Total Return (%)	(36.12)**	(20.64)	4.82[c]	4.82[c,d]	16.72	19.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	74	126	138	101	77
Ratio of expenses before expense reductions (%)	1.60*	1.21	1.15	1.19	1.14	1.20
Ration of expenses after expense reductions (%)	1.60*	1.21	1.09	1.17	1.14	1.20
Ratio of net investment income (loss) (%)	.23*	.24	.27	.03[d]	(.27)	(.32)
Portfolio turnover rate (%)	295**	304	202	205	198	186
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through September 30, 2008, the Fund incurred approximately $14,628,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $161,681,996 and $165,459,839, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2008 through September 30, 2009 for class A and C (through January 31, 2009 for Class B), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for certain classes as follows:

Class A	1.52%
Class B	2.25%
Class C	2.27%

Effective February 1, 2009 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class B at 2.27%.

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $27,037, of which $4,019 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 8,486	$ 8,486	$ —
Class B	3,627	3,627	—
Class C	1,405	1,405	—
Class S	70,244	—	31,028
	$ 83,762	$ 13,518	$ 31,028

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 4,399	$ 628
Class C	2,112	291
	$ 6,511	$ 919

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 4,626	$ 995	$ 259.19%
Class B	1,435	248	53.20%
Class C	698	216	22.17%
	$ 6,759	$ 1,459	$ 334

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009 aggregated $524.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and C shares aggregated $941 and $31, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,985, of which $9,302 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $13 and $2, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	105,462	$ 1,045,658	167,080	$ 2,846,793
Class B	26,627	254,440	33,496	528,666
Class C	14,326	137,161	15,782	241,476
Class S	602,498	5,871,686	364,719	6,582,671
		$ 7,308,945		$ 10,199,606
Shares issued to shareholders in reinvestment of distributions
Class A	510	$ 5,113	61,504	$ 1,080,008
Class B	64	589	22,733	367,591
Class C	29	269	10,224	166,038
Class S	23,156	238,516	834,068	15,038,255
		$ 244,487		$ 16,651,892
Shares redeemed
Class A	(74,198)	$ (744,300)	(302,163)	$ (5,108,176)
Class B	(45,279)	(417,165)	(69,103)	(1,135,793)
Class C	(18,094)	(176,631)	(50,104)	(875,580)
Class S	(810,234)	(8,399,525)	(1,959,997)	(36,051,754)
		$ (9,737,621)		$ (43,171,303)
Redemption fees		$ 620		$ 254
Net increase (decrease)
Class A	31,774	$ 307,089	(73,579)	$ (1,181,222)
Class B	(18,588)	(162,136)	(12,874)	(239,536)
Class C	(3,739)	(39,201)	(24,098)	(468,066)
Class S	(184,580)	(2,289,321)	(761,210)	(14,430,727)
		$ (2,183,569)		$ (16,319,551)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009